UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 4, 2004




                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





          Delaware                 000-19480                 58-1651222
(State or other jurisdiction  (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification No.)





1145 Sanctuary Parkway, Suite 200, Alpharetta, GA                   30004
      (Address of principal executive offices)                   (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 4, 2004, Per-Se Technologies, Inc. issued a press release announcing its results of operations for the quarterly period ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    August 4, 2004


                                              PER-SE TECHNOLOGIES, INC.



                                              By: /s/ CHRIS E. PERKINS
                                                  -----------------------------
                                                   Chris E. Perkins
                                                   Executive Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.                                   Description
--------                                -----------
 99.1 Press Release dated August 4, 2004, announcing results of operations for the quarterly period ended June 30, 2004.